UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2005

HERCULES OFFSHORE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51582	83-0402575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Greenway Plaza, Suite 2950 Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 979-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 1, 2005, we completed our conversion from a Delaware limited liability company into a Delaware corporation named “Hercules Offshore, Inc.” Attached as Exhibits 3.1 and 3.2 to this report are our Certificate of Incorporation and Bylaws, which became effective upon completion of the conversion. Also on November 1, 2005, we completed our initial public offering of 10,580,000 shares of our common stock, par value $0.01 per share, including 4,330,000 shares sold by selling stockholders, as described in our Registration Statement on Form S-1 (Registration No. 333-126457) and the related final prospectus dated October 26, 2005 filed with the SEC under Rule 424(b) of the Securities Act of 1933. The shares sold by the selling stockholders included 1,380,000 shares subject to the underwriters’ over-allotment option, which was exercised in full.

This report shall not constitute an offer to sell or the solicitation of an offer to buy any of our securities, nor shall there be any sales of any such securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

1.1	Underwriting Agreement dated October 26, 2005 among Hercules, the selling stockholders named therein and Credit Suisse First Boston LLC, Citigroup Global Markets Inc., Simmons & Company International, Deutsche Bank Securities Inc. and Howard Weil Incorporated, as representatives of the several underwriters named therein.

3.1	Certificate of Incorporation of Hercules.

3.2	Bylaws of Hercules.

4.1	Rights Agreement, dated as of October 31, 2005, between Hercules and American Stock Transfer & Trust Company, as rights agent.

4.2	Certificate of Designations of Series A Junior Participating Preferred Stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES OFFSHORE, INC.

Date: November 1, 2005	By:	/s/ STEVEN A. MANZ
Steven A. Manz
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated October 26, 2005 among Hercules, the selling stockholders named therein and Credit Suisse First Boston LLC, Citigroup Global Markets Inc., Simmons & Company International, Deutsche Bank Securities Inc. and Howard Weil Incorporated, as representatives of the several underwriters named therein.

3.1	Certificate of Incorporation of Hercules.

3.2	Bylaws of Hercules.

4.1	Rights Agreement, dated as of October 31, 2005, between Hercules and American Stock Transfer & Trust Company, as rights agent.

4.2	Certificate of Designations of Series A Junior Participating Preferred Stock.